Property, Plant and Equipment, Net	12 Months Ended
Jun. 30, 2023
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Net

Note 7 – Property, plant and equipment, net

Property, plant and equipment consist of the following:

	June 30, 2022	June 30, 2022
Office equipment	$39,602	$39,602
Less: Accumulated depreciation	(22,574)	(9,374)
Property, plant and equipment, net	$17,028	$30,228

Depreciation expense was $13,200, $1,445,573 and $1,536,178 for the years ended June 30, 2023, 2022 and 2021, respectively.

During the year ended June 30, 2022, the Company disposed all of its performance equipment which resulted in a gain on disposal of $94,984. Due the epidemic has resulted in quarantines and travel and event restrictions throughout the world, the Company did not successfully host any live concerts since 2020. As a result, the Company decided to dispose its performance equipment by utilizing the cash to be realized from the equipment disposal as operating cash flows.